                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT to the License Agreement dated July 2, 2002 (the
"Agreement") by and between NAMCO HOMETEK INC. ("NAMCO") and MAJESCO SALES, INC.
("Licensee") is entered into as of January 7, 2003.

         WHEREAS, NAMCO has licensed the Licensee the right to distribute and sell video games known as "Namco Museum" and "Pac-Man Collection" (the "Licensed
Materials") for play on the Nintendo Game Boy Advance handheld video game system.

         WHEREAS, NAMCO and Licensee agree to modify the Agreement as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, NAMCO and
Licensee agree to amend the Agreement as follows:

         1.   Section 1(f) of the Agreement is modified to reflect that the per unit royalty rate for each unit of the Licensed Materials
              manufactured for or on behalf of Licensee shall be reduced from
              [****] to [****] per unit.

         2.   Licensee agrees that Namco's placement of orders for the Licensed
              Materials with Nintendo of America ("NOA") on behalf of Licensee shall be subject to Licensee providing Namco in advance with available funds that are equal to NOA's total invoice.

         3.   Except as otherwise expressly provided for above the Agreement shall remain unchanged.

         4.   This First Amendment to the Agreement may be signed in
              counterparts and shall not become effective until signed by both parties.

         IN WITNESS WHEREOF, the parties hereby agree to the terms and conditions of this First Amendment to the Agreement as of the date first written above.

NAMCO HOMETEK INC.                          MAJESCO SALES, INC.

By:_____________________________            By:____________________________

Printed Name:___________________            Printed Name:__________________

Title:__________________________            Title:_________________________

[*] Confidential portion omitted and filed separately with the Securities
    Exchange Commission.